March 22, 2000

                            DREYFUS GNMA FUND, INC.

                           SUPPLEMENT TO PROSPECTUS

                            DATED SEPTEMBER 1, 1999

      Effective March 22, 2000, Dreyfus Service Corporation became the fund's distributor and entitled to receive all fees payable by the fund under its Rule 12b-1 Plan.

                                                                       265s0300


                                                                 March 22, 2000

                             DREYFUS GNMA FUND, INC.

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED SEPTEMBER 1, 1999


1. The following information replaces all contrary information contained in the sections of the Statement of Additional Information ("SAI") entitled "Description of the Fund", "Management of the Fund" and "Management Arrangements":

         Effective March 22, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

2. The following information replaces the information contained in the section of the Statement of Additional Information ("SAI") entitled "Management of the Fund - Officers of the Fund":

Stephen E. Canter, President.   President, Chief Operating Officer, and Chief
                   ---------
      Investment Officer of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

Mark N. Jacobs, Vice President.   Vice President and General Counsel to the
                --------------
      Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

Joseph Connolly, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

John B. Hammalian, Secretary.   Associate General Counsel of the Manager, and
                   ---------
      an officer of other investment companies advised and administered by the Manager. He is 36 years old.

Michael A. Rosenberg, Assistant Secretary.   Associate General Counsel of the
                      -------------------
      Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

Steven F. Newman, Assistant Secretary.   Associate General Counsel of the
                  -------------------
      Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

William McDowell, Assistant Treasurer. Senior Accounting Manager - Taxable Fixed
      Income of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 41 years old.

         The address of each Fund officer is 200 Park Avenue, New York, NY
10166.

     3.  The  following  information   supplements  and  replaces  all  contrary
information contained in the section of the SAI entitled
"Service Plans":

         Coincident with the transfer of distribution responsibilities from Premier to DSC, the Fund's Board adopted amendments to the Fund's Service Plan solely to reflect DSC as distributor, and to make other non-material amendments to update the Plan. There was no change to the amount payable under the Plan or to any other material terms to the Plan. The Amended Plan provides that DSC is entitled to reimbursement for distributing Fund shares and to receive payments for advertising and marketing related to Fund shares and for servicing shareholder accounts.